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                                                                   EXHIBIT 10.99

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT, dated November 4, 2004, made in Beijing, People's Republic of China ("China") by and between:

Party A: Beijing WVAS Solutions Ltd., a limited liability company registered at Beijing Municipal Bureau for Industry and Commerce, with its registered address at: Room 305, China Resources Building, No. 8 Jianguomen Beidajie, Beijing 100005, Legal Representative: Yang Fan

Party B: Yu Qin, a Chinese citizen, Chinese ID card (No.320581196509030454), address at: Room 2306, No.5 SOHO, No.88 Jianguo Road, Chaoyang District, Beijing 100022.

                                    RECITALS

        WHEREAS, Party B desires to receive funding for the business development of its investee company; and Party A desires to provide Party B with loan in RMB. For the purpose to define the rights and obligations of both parties hereto, Party A and Party B enter into this Loan Agreement (this "Agreement") on the principle of equality and mutual benefit.

                                    ARTICLE I

                             AMOUNT AND TERM OF LOAN

        1.1. Party A agrees, subject to the terms and conditions of this Agreement, to extend interest-free loan in RMB to Party B (the "Loan"). The aggregate amounts of the Loan shall be RMB8,622,125.

        1.2. The term of the Loan shall be half a year, commencing from the execution date hereof, that is, from November 4, 2004 until May 3, 2005.

        1.3. Party B shall repay in full Party A the Loan that Party A actually extends to Party B prior to the expiration of the term thereof.

                                   ARTICLE II

                  METHOD OF BORROWING AND USE OF LOAN PROCEEDS

        Within 5 business days after execution of this Agreement, Party A shall make available to Party B the full amount of the Loan to the following account designated by Party B:

Account Name:      Beijing Zhangzhong Shishang Technology Co., Ltd.
Bank:              China Everbright Bank
Bank No.:          240
Bank Account No.:  083500120100304121645

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        Party B shall not use such Loan for any purposes in violation of Chinese laws and regulations, otherwise Party A may at any time require Party B to repay the Loan.

                                   ARTICLE III

                    PARTY B's REPRESENTATIONS AND WARRANTIES

             Party B hereby represents and warrants to Party A that:

        3.1. Party B is a legal citizen of the People's Republic of China, has all the necessary rights, power and capability to enter into an perform all the duties and obligations hereunder, and that this Agreement shall be binding upon Party B after the execution hereof.

        3.2. Party B will resolve appropriately any issues not covered hereunder in cooperation with Party A in accordance with relevant Chinese laws and policies.

                                   ARTICLE IV

                    PARTY A's REPRESENTATIONS AND WARRANTIES

        4.1. Party A is a limited liability company established and existing under the laws of People's Republic of China, has all the necessary rights, power and capability to enter into and perform all the duties and obligations hereunder, and that this Agreement shall be binding upon Party A after the execution hereof.

        4.2. Party A will resolve appropriately any issues not covered hereunder in conjunction with Party B in accordance with relevant Chinese laws and policies.

                                    ARTICLE V

                                 CONFIDENTIALITY

        Without written consent of the other party, neither Party shall disclose to any third parties this Agreement or any information disclosed by any Party hereto during the performance of this Agreement, except such disclose is necessary for compliance with relevant laws and regulations, court rules and/or governmental or regulatory or stock exchange rules; unless such information become public known not as a result of violation of this Article 5.1.

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                                   ARTICLE VI

                                     WAIVER

        6.1. No waiver of any breach hereof or failure of any Party in exercising any power or right hereunder shall operate as a waiver of other breach or further breach hereof, nor waiver of all the power or right hereunder.

        6.2. Any delay of any Party in exercising any power or right hereunder shall operate as a waiver thereof.

                                   ARTICLE VII

                                  SEVERABILITY

        If any provision of this Agreement shall be held invalid, illegal or unenforceable in any respect under any Chinese laws and regulations, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

                                  ARTICLE VIII

                                ENTIRE AGREEMENT

        6.1. This Agreement contains all the agreement and understanding between the Parties with respect to the Loan.

        6.2. This Agreement shall supersede all prior agreements, understandings, letter of intent, documents or communications between both Parties or their representatives and advisors relating to the Loan. Neither Party shall bring forward any claims against the other Party by reference to such superseded agreements, understandings, letter of intent, documents or communications.

        6.3. No amendment to this Agreement or any provisions hereof shall be effective unless it shall be agreed in writing by both Parties.

                                   ARTICLE IX

                            TAXES, FEES AND EXPENSES

        Any and all taxes, fees and expenses that are payable as a result of the Loan shall be solely borne by the Party exercising its rights hereunder, unless either Party A or Party B has been expressly required to pay the same under applicable law or this Agreement.

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                                    ARTICLE X

                                     BREACH

        10.1. Failure by any of Party A or Party B in performing its obligations hereunder shall constitute a breach of this Agreement.

        10.2. The Party in breach of this Agreement shall indemnify the other Party for all economic damages suffered as a result of such breach.

        10.3. If this Agreement or any portion hereof can not be performed due to negligence of any Party hereto, such Party shall be held liable for breach, and the other Party shall have the right to terminate this Agreement. If both Parties have negligence, each of Party A and Party B shall take respective responsibilities to the extent of loss and damage.

                                   ARTICLE XI

                                  GOVERNING LAW

        The formulation, validity, interpretation, performance, amendment and termination of this Agreement and resolution of dispute shall be governed by the relevant laws of the People's Republic of China.

                                   ARTICLE XII

                               DISPUTE RESOLUTION

        Any dispute arising out of or in connection with this Agreement shall be settled by friendly discussions and, failing such a settlement within 30 days upon notice by any Party hereto asking for negotiations, both Parties agree that such dispute shall be referred to and finally resolved by arbitration in Beijing before the China International Economic and Trade Arbitration Commission pursuant to the then effective arbitration rules thereof. The arbitration award shall be final and binding on both Parties.

                                  ARTICLE XIII

                               DISPUTE RESOLUTION

        This Agreement shall be signed in four counterparts, each of Party A and Party B shall hold two thereof, with the same legal effect, and shall become effective after being signed by both Parties.

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                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above in Beijing, China.


Party A: Beijing WVAS Solutions ("Repurchased Shares")Ltd.

Authorized Representative:                     (Signature)


Party B: Yu Qin

(Signature)

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